Asset Backed Securities Portfolio Analysis
Fieldstone Mortgage Company
Mortgage Portfolio 2004-5
1,351 records
Balance: 356,012,577

Selection Criteria: Non-Freddie Pool
Table of Contents

1. Summary
2. Mortgage Type
3. Loan-to-Value Ratio
4. FICO
5. Loan Purpose
6. Occupancy
7. Current Balance < $200,000
8. PTYPE
9. Documentation
10. Fixed Period (Months)
11. DTI
12. STATE

1 Summary

Orig Bal: 356,065,215.90
Curr Bal: 356,012,576.91
Loan Count: 1,351
Average Bal: 263,517.82
1st lien: 100.00
2nd lien: 0.00
wa fico: 643
low fico: 500
high fico: 804
wa ltv: 81.84
low ltv: 26.32
high ltv: 95.00
wa dti: 42.55
low dti: 1.36
high dti: 60.79
wa season: 1
wa rterm: 359
CA-N: 12.61
CA-S: 42.47
Largest Zip - CA-N: 95758(3.35%)
Largest Zip - CA-S: 92563(2.47%)

2. Mortgage Type

Mortgage Type	WA LTV (%)	WA FICO	BALANCE($)
2/28 LIBOR ARM	81.82	621	108,139,851.22
2/28 LIBOR IO ARM	82.01	654	232,318,565.79
3/27 LIBOR ARM	81.84	623	5,699,939.18
3/27 LIBOR IO ARM	78.14	647	9,854,220.72
Total:	81.84	643	356,012,576.91

3. Loan-to-Value Ratio

Loan-to-Value Ratio	WA LTV (%)	WA FICO	BALANCE($)
25.01 - 30.00	27.89	537	89,981.17
35.01 - 40.00	39.65	575	564,982.56
40.01 - 45.00	42.4	581	414,219.96
45.01 - 50.00	49.19	673	587,121.90
50.01 - 55.00	52.53	609	1,558,513.32
55.01 - 60.00	58.01	607	4,241,153.63
60.01 - 65.00	62.88	586	3,049,296.47
65.01 - 70.00	68.83	608	15,200,402.96
70.01 - 75.00	73.92	611	13,610,011.26
75.01 - 80.00	79.69	663	159,356,843.95
80.01 - 85.00	84.57	635	69,487,732.22
85.01 - 90.00	89.6	629	79,120,126.48
90.01 - 95.00	94.94	649	8,732,191.03
Total:	81.84	643	356,012,576.91

4. FICO

FICO	WA LTV (%)	WA FICO	BALANCE($)
<= 500	83.3	500	601,850.00
501 - 520	76.32	511	6,477,648.09
521 - 540	79.72	531	14,897,638.81
541 - 560	83.72	552	19,310,653.82
561 - 580	82.41	570	20,738,626.81
581 - 600	81.05	590	23,049,735.08
601 - 620	80.41	611	27,713,150.84
621 - 640	82.89	631	46,568,888.17
641 - 660	82.3	650	46,258,049.56
661 - 680	81.68	671	51,336,521.56
681 - 700	82.14	690	41,971,931.78
701 - 720	81.26	710	22,715,929.00
721 - 740	81.9	728	17,533,620.62
741 - 760	82.25	750	10,022,917.11
761 - 780	82.23	768	4,016,795.66
781 - 800	83.94	791	1,904,450.00
801 - 820	86.61	803	894,170.00
Total:	81.84	643	356,012,576.91

5. Loan Purpose

Loan Purpose	WA LTV (%)	WA FICO	BALANCE($)
Purchase	82.09	670	162,622,339.28
Refinance - Cashout	81.43	619	117,069,467.89
Refinance - Rate/Term	81.93	625	76,320,769.74
Total:	81.84	643	356,012,576.91

6. Occupancy

Occupancy	WA LTV (%)	WA FICO	BALANCE($)
Investment Property	80.25	677	17,927,015.72
Primary Home	81.95	641	336,677,988.80
Second Home	76.5	685	1,407,572.39
Total:	81.84	643	356,012,576.91

7. Current Balance < $200,000

Current Balance < $200,000	WA LTV (%)	WA FICO	BALANCE($)
0.00 - 199,999.99	81.5	617	65,698,069.26
200,000.00 - 399,999.99	82.47	647	157,001,051.36
400,000.00 - 599,999.99	81.36	649	122,424,062.68
600,000.00 >=	80.21	687	10,889,393.61
Total:	81.84	643	356,012,576.91

8. PTYPE

PTYPE	WA LTV (%)	WA FICO	BALANCE($)
Condominium	81.9	657	21,201,154.05
Planned Unit Development	81.95	645	63,480,777.54
Rowhouse	80	622	205,465.51
Single Family Attached	79.63	636	2,122,834.84
Single Family Detached	81.89	640	261,645,450.50
Townhouse	85	776	648,518.55
Two-to-Four Family	78.94	693	6,708,375.92
Total:	81.84	643	356,012,576.91

9. Documentation

Documentation	WA LTV (%)	WA FICO	BALANCE($)
Full Documentation	82.58	618	166,669,655.37
Stated Income Wage Earner	81.23	682	88,923,413.42
Stated Income Self-Employed	79.2	662	58,118,550.51
12 Month Bank Statements	84.21	636	22,680,052.40
24 Month Bank Statements	83.46	634	18,886,283.86
Limited Documentation	81.8	641	734,621.35
Total:	81.84	643	356,012,576.91

10. Fixed Period (Months)

Fixed Period (Months)	WA LTV (%)	WA FICO	BALANCE($)
24	81.95	644	340,458,417.01
36	79.5	638	15,554,159.90
Total:	81.84	643	356,012,576.91

11. DTI

DTI	WA LTV (%)	WA FICO	BALANCE($)
0.01 - 5.00	77.62	676	1,408,534.62
5.01 - 10.00	82.02	650	1,419,382.94
10.01 - 15.00	86.91	597	1,520,788.28
15.01 - 20.00	81.2	641	6,452,700.85
20.01 - 25.00	81.33	621	7,811,460.00
25.01 - 30.00	83.24	624	11,902,126.27
30.01 - 35.00	80.46	632	29,933,750.29
35.01 - 40.00	81.7	640	48,380,620.82
40.01 - 45.00	81.56	642	70,106,383.48
45.01 - 50.00	82.28	653	137,493,347.02
50.01 - 55.00	81.9	638	37,077,484.29
55.01 >=	79.51	621	2,505,998.05
Total:	81.84	643	356,012,576.91

12. STATE

STATE	WA LTV (%)	WA FICO	BALANCE($)
AR	77.33	582	709,472.67
AZ	83.72	621	9,422,899.03
CA	81.7	654	196,085,113.31
CO	81.94	635	9,033,039.13
CT	80	644	712,615.13
DC	80	695	605,065.51
DE	80	680	197,600.00
FL	79.94	628	12,164,466.44
GA	82.6	642	5,147,783.51
IA	83.67	602	3,333,746.81
ID	73.99	548	698,837.50
IL	82.79	640	29,053,605.69
IN	80.35	582	794,202.70
KS	84.91	601	1,858,570.26
KY	88.42	593	384,329.35
LA	81.85	579	1,181,829.74
MA	81.28	645	10,309,851.49
MD	81.98	652	5,979,317.03
MI	85.76	617	5,113,547.60
MN	82.99	651	5,596,662.63
MO	82.27	611	4,966,440.55
MS	76.76	600	1,133,918.71
NC	71.9	615	2,427,640.18
NE	84.71	632	791,490.37
NH	81.38	670	715,742.16
NJ	81.12	640	4,118,449.88
NM	85.71	584	191,527.00
NV	85.62	631	3,573,737.51
OH	90	528	90,900.00
OK	84.12	605	945,296.70
OR	86.43	604	324,518.83
PA	82.5	584	313,592.33
RI	84.69	634	903,146.81
SC	85.44	576	779,583.01
TN	83.34	642	3,363,294.07
TX	80.95	633	10,516,630.78
UT	80.84	633	3,353,505.34
VA	82.67	644	7,186,589.68
WA	80.95	615	9,934,534.65
WI	78.2	562	1,903,482.82
WY	75	500	96,000.00
Total:	81.84	643	356,012,576.91

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